Supplement to the
Fidelity® Series Small Cap Opportunities Fund
September 29, 2017
Prospectus

Effective June 1, 2018, Jennifer Fo has been named interim co-manager of the fund while one of the fund’s co-managers, Patrick Venanzi, is on a leave of absence from the firm. Mr. Venanzi is expected to return on August 30, 2018.

The following information supplements similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jennifer Fo (interim co-manager) has managed the fund since June 2018.

The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Jennifer Fo is interim co-manager of the fund, which she has managed since June 2018. She also manages other funds. Since joining Fidelity Investments in 2009, Ms. Fo has worked as a research analyst and portfolio manager.

SMO-18-01 1.843345.119	June 25, 2018